                                                       -------------------------
                                                       The Lincoln National Life
[LOGO FOR AMERICAN LEGACY II]                          Insurance Company
                      Variable Annuity Application     -------------------------
================================================================================
Instructions: Please type or print. Any alterations to this application MUST BE INITIALED BY THE CONTRACT OWNER.
================================================================================
1  Contract Owner(s)
   (if no annuitant is specified in section 2, the Contract Owner listed on the left side of section 1 will be the only annuitant)


---------------------------------------
Full legal name

---------------------------------------
Street address

---------------------------------------
City               State            Zip

Social Security number [___]-[__]-[____]
                                         [ ] Male
                                         [ ] Female

Tax ID number _____________________________________

Date of birth  [__]    [__]    [__]
               Month    Day    Year

Note: Maximum age of annuitant is 85 (80 in Pennsylvania).

[_] Joint Owner         [_] Contingent Owner

---------------------------------------
Full legal name

---------------------------------------
Street address

---------------------------------------
City               State            Zip


Social Security number [___]-[__]-[____]
                                         [ ] Male
                                         [ ] Female

Date of birth  [__]    [__]    [__]
               Month    Day    Year


================================================================================
2  Annuitant (complete only if different from Contract Owner)

---------------------------------------
Full legal name

---------------------------------------
Street address

---------------------------------------
City               State            Zip


Social Security number [___]-[__]-[____]
                                         [ ] Male
                                         [ ] Female

Date of birth  [__]    [__]    [__]
               Month    Day    Year

   Note: Maximum age of Annuitant is 85 (80 in Pennsylvania).


================================================================================
3  Beneficiary(ies) of Annuitant

Primary:
1._____________________________________________________________
Full legal name

______________________________   ____________________   _______
Relationship                     SSN/TIN                   %

2._____________________________________________________________
Full legal name

______________________________   ____________________   _______
Relationship                     SSN/TIN                   %



Contingent:
1._____________________________________________________________
Full legal name

______________________________   ____________________   _______
Relationship                     SSN/TIN                   %

2._____________________________________________________________
Full legal name

______________________________   ____________________   _______
Relationship                     SSN/TIN                   %



Trusts only:                               Date of Trust
                                           [__]    [__]    [__]
                                           Month    Day    Year
------------------------------
Executor/Trustee


================================================================================
4  Type of Contract                                  Plan Type (check one)
                                                     [_] IRA   [_] 401(k)*

   Nonqualified:    Tax-Qualified
                    (must complete plan type):       [_] 401(a)*
                                                                ---------------
                                                                   (specify)

[_] Initial Contribution   [ ] Initial Contribution, [_] Other*
           OR                  Tax year 19__                    ---------------
[ ] 1035 Exchange                       OR                         (specify)

                                          [_] 457    [_] 403(b) (transfers only)

                           [ ] Transfer
                           [ ] Rollover

                                        *Indicate plan year-end   [__]      [__]
                                                 Month      Day
================================================================================

5a Allocation                     Please allocate my investment of

                                     $______________________________ as follows:

   Initial minimums:
   Nonqualified/403(b) - $1,500.00   ________________ % Global Growth Fund
   Qualified - $300.00               ________________ % Growth Fund
                                     ________________ % International Fund
   The current allocation will       ________________ % Growth-Income Fund
   apply to future contributions     ________________ % Asset Allocation Fund
   unless otherwise specified.       ________________ % High-Yield Bond Fund
   If no allocations are specified,  ________________ % Bond Fund
   the entire amount will be         ________________ % U.S. Govt./AAA-Rated
   allocated to the Cash Management                      Securities Fund
   Fund pending Instructions from    ________________ % Cash Management Fund
   the Contract Owner.               ________________ % Fixed Account

   Use whole percentages             ================ % Total (must = 100%)

--------------------------------------------------------------------------------

5b Dollar Cost Averaging

              ------------------------------------------------------
              Total amount to DCA:  $___________________________
                     OR                    (min. $10,000)
              MONTHLY amount to DCA:$___________________________
              ------------------------------------------------------
              OVER THE FOLLOWING PERIOD:
              ____________MONTHS(6-60)
              NOTE: Period can be 6-60 months with a minimum of
                    $10,000 in the holding account.
              ------------------------------------------------------
              INTO THE FUND(S) AT THE RIGHT
              ------------------------------------------------------
              FROM THE FOLLOWING HOLDING ACCOUNT (check one):
               [ ] DCA Fixed Account*
               [ ] Cash Management Fund*
               [ ] U.S. Govt./AAA-Rated Securities Fund*
              ------------------------------------------------------


              Use whole percentages:

              ________________ % Global Growth Fund
              ________________ % Growth Fund
              ________________ % International Fund
              ________________ % Growth-Income Fund
              ________________ % Asset Allocation Fund
              ________________ % High-Yield Bond Fund
              ________________ % Bond Fund
              ________________ % U.S. Govt./AAA-Rated
                                  Securities Fund*
              ________________ % Cash Management Fund*
              ________________ % Fixed Account*

              ================ % Total (must = 100%)

*The DCA holding account and the DCA fund elected cannot be the same.
-------------------------------------------------------------------------------
5c Cross-Reinvestment To initiate the cross-reinvestment program, complete the appropriate form (available from your broker or financial planner).
===============================================================================
6  Automatic Bank Draft
   To:                                                    ATTACH VOIDED CHECK
      -------------------------  -------------------------
      Bank name                  ABA number

      -------------------------- ------------------ -------------- ------------
      Bank street address        City               State          ZIP

      Automatic bank draft start date:     [__]       [__]       [__]
                                           Month    Day(1-28)    Year

                                                          $
      ---------------------------------------------------  ---------------------
      Checking account number                              Monthly amount

   I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice. I/We agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

                                  Date     [__]       [__]       [__]
                                          Month       Day        Year

------------------------- ------------------------
Signature(s) EXACTLY as shown on bank records

                                                      Litho in USA CGD/CG/3445
------------------------- ------------------------    (C)1997 American Funds
Form 28296 1296 Print full legal name(s)              Distributors, Inc.
                                                      Lit. No. AMLEGII-050-0597

================================================================================
7    Automatic Withdrawal  A $10,000 minimum account balance is required. Note:
     Withdrawals may not exceed 10% per year of total contract value.

     ___ Please provide me with automatic withdrawals based on 10% of total contract value
                                      OR

     ___ Please provide me with automatic withdrawals of $__________

     The withdrawal(s) should be made (check one): [_] Monthly  [_] Quarterly
     [_] Semiannually  [_] Annually. Begin withdrawals in [___] [__]
                                                          Month Year

     ELECT ONE: [_] Do withhold taxes [_] Do not withhold taxes Note: If no selection is made, taxes will be withheld.

     ELECT ONE: [_] Send check to address of record OR [_] Send check to the following alternate address: ______________________________________________

                                  ______________________________________________

     For direct deposit into your bank account, an electronic fund transfer form must be completed and submitted with a voided check _______________________
================================================================================
8 Telephone Transfer [_] YES. I/we hereby authorize and direct Lincoln Life to accept telephone instructions from any person who can furnish proper identification to exchange units from subaccount to subaccount and/or to change the allocation of future investments. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.
================================================================================
9 Replacement Will the proposed contract replace any existing annuity or insurance contract?

     ELECT ONE: [_] No [_] Yes If yes, complete the 1035 Exchange or Qualified Retirement Account Transfer form.

     Company name _________________________________ Plan name __________________

     Year issued ______ (Attach a replacement form if required by your state.)
================================================================================
10   Signatures
     All statements made in this application (including on the reverse side) are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown on the front and back. I/We further agree that this application is part of the annuity contract. I/We acknowledge receipt of current prospectuses for American Legacy II and American Variable Insurance Series and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application. Any person who knowingly and with intent to defraud any insurance company or other person, files or submits an application for insurance or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     _____________________________  __________________  ________________________
     Signed at (city)               State               County

     ___________________________________________________________________________
     Signature of Contract Owner/Joint Contract Owner (if applicable)

     Date [____]  [__]  [__]
          Month   Day   Year

     _____________________________  __________________  ________________________
     Signed at (city)               State               County

     ___________________________________________________________________________
     Signature of annuitant (annuitant must sign if Contract Owner is a trust or custodian)

     Date [____]  [__]  [__]
          Month   Day   Year
================================================================================
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL PLANNER. Please type or print.
================================================================================
11 Insurance in Force Does this contract replace or change any other life insurance or annuity in this or any other company?

     ELECT ONE: [_] No [_] Yes If yes, please list the insurance in force on the life of the proposed annuitant:

     Company name _______________________ Year issued __________________________

     Amount _____________________________ Accidental death amount ______________
================================================================================
12   Additional Remarks ________________________________________________________

     ___________________________________________________________________________
================================================================================
13 Dealer Information Note: Licensing appointment with Lincoln Life is required for this application to be processed.

     ___________________________________________________________________________
     Registered representative's name (print as it appears on NASD licensing.)

     [___] [___]-[____]
     Registered representative's telephone number

     ___________________________________________________________________________
     Client account number at dealer

     [___]-[___]-[____]
     Social Security number

     ___________________________________________________________________________
     Dealer's name

     ___________________________________________________________________________
     Branch address                        [_] Check if broker change of address

     ___________________________________________________________________________
     City                                  State                        ZIP
================================================================================
14   Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

     Signature _________________________________________________________________
================================================================================
Send completed application--with a check made payable to Lincoln Life--to your investment dealer's home office or to:

                                           By Express Mail:
American    Lincoln Life                   Lincoln Life
Legacy      P.O. Box 2348                  Attention: American Legacy Operations
II/R/       Fort Wayne, IN 46801-2348      1300 South Clinton Street
                                           Fort Wayne, IN 46802

How to complete the American Legacy II
Variable Annuity Application
================================================================================

1 Contract Owner(s)

  Complete the name, address, Social Security or tax ID number, date of birth and sex of the person(s) entitled to exercise rights under the annuity contract, including accepting payments, making withdrawals or choosing someone else to receive the payments. If joint or contingent ownership applies, complete the adjoining section.

2 Annuitant

  Complete this section only if different from contract owner. Give the name, address, Social Security number, date of birth and sex of the person on whose life the contract is based. Please note that you may only elect a single annuitant.
  THE MAXIMUM AGE OF THE ANNUITANT IS 85 (80 IN PENNSYLVANIA).

3 Beneficiary of Annuitant

  Designate the person(s) to receive the contract value or remaining payments upon the death of the annuitant, and indicate the relationship to the annuitant, the Social Security number or tax identification number, and the percentage for each beneficiary elected. If the beneficiary is a trust, indicate the name of the Executor or Trustee and the date of the trust. THE ANNUITANT AND THE BENEFICIARY CANNOT BE THE SAME PERSON.

4 Type of Contract

  Indicate whether the payment for this contract is an initial contribution, a transfer, or a rollover. Specify the type of contract by indicating nonqualified or tax-qualified. For a tax-qualified plan, indicate the type of tax-qualified plan. Please note that if the tax-qualified plan is a profit sharing, 401(k), or 401(a) plan, the plan year-end section should be completed. THE INDIVIDUAL CONTRACT MAY ONLY BE USED FOR PLANS WITH FIVE OR LESS PARTICIPANTS.

5a  Allocation

  Fill in the total amount to be invested. If this is a transfer or 1035 exchange, indicate the approximate amount to be transferred. Use whole percentages when allocating among the subaccounts.

5b  Dollar Cost Averaging

  If the dollar cost averaging option is desired, please indicate ALL of the following:

 . total amount or monthly amount to be dollar cost averaged
 . duration of the dollar cost averaging program (6-60 months)
 . holding account for the program (elect either DCA Fixed Account, Cash
  Management Fund, or U.S. Govt./AAA-Rated Securities Fund)
 . allocation of monthly percentages (cannot DCA into a fund that is the same as the holding account)

5c  Cross-Reinvestment
  To initiate the cross-reinvestment program, complete the appropriate form (available from your broker or financial planner).

6 Automatic Bank Draft

  Complete the bank name and address, ABA routing number, the monthly amount to be drafted from the account, the checking account number, and indicate the month, day and year for the bank draft starting date (the day indicated should be between 1 and 28; money will be drafted on this day each month). A voided check must be attached to initiate the bank draft. The owner(s) of the checking account must sign to authorize the draft.


[EXAMPLE SHOWING HOW TO FILL OUT VARIABLE ANNUITY APPLICATION FORM (PAGE ONE)]

                         [LOGO OF AMERICAN LEGACY II]

How to complete the American Legacy II
Variable Annuity Application
================================================================================

7 Automatic Withdrawal

  Specify the annual amount to be withdrawn (not to exceed 10% per contract year of total payments), when to begin the payments, the frequency of payments, whether to withhold federal income tax, and where the payments should be sent.

8 Telephone Transfer

  If the contract owner wants telephone transfer privileges, this box must be checked.

9 Replacement

  The contract owner must indicate yes or no if this contract will replace another existing annuity or life insurance contract. If "yes" is elected, the 1035 Exchange or Qualified Retirement Account Transfer form must be completed (these forms are attached to this application). Note that the election in section 9 should be the same as in section 11. ATTACH A REPLACEMENT FORM IF REQUIRED BY YOUR STATE.

10 Signatures

  This application requires the signature of the contract owner(s). Indicate the city where and the date when the application is signed. The "signed at" city/state will be used for broker licensing purposes. The annuitant must also sign the application if the contract owner is a trust or custodian.

11  Insurance in Force

  The broker must complete this section to indicate yes or no whether this contract replaces or changes any other annuity or life insurance contract in force on the proposed annuitant's life. Note that the election in section 11 should be the same as in section 9.

12  Additional Remarks

  Use to provide Lincoln Life with any additional instructions or information.

13  Dealer Information

  Print the registered representative's name and indicate registered representative's telephone number, Social Security number, dealer's name, branch address (check box if this is a change of address), and the client account number at the dealer.

14  Representative's Signature

  The registered representative must sign in the space provided. The registered representative should only sign this application if he/she is licensed in the state indicated in section 10 of this application. (In some states, the representative may also be required to be licensed in the contract owner's state.) For questions concerning licensing, contact Lincoln Life's licensing department at 800/331-4949.

--------------------------------------------------------------------------------
Important Notes

1. Any alterations made to the application, including cross-out or white-out of information, must be initialed by the contract owner. If the alteration is not initialed by the contract owner, an amendment will be generated for the contract owner to sign upon delivery of the contract.
2. Each registered representative and his/her broker/dealer firm MUST be appointed by Lincoln Life to sell American Legacy II. If the appointment process is not completed, Lincoln Life will return the application. Please call the Lincoln Life licensing department at 800/331-4949 it you have any questions regarding appointment procedures.
3. If information on the application is missing or incomplete, a delay in processing may result. The contract may be issued with an amendment pertaining to the missing or incomplete section.
--------------------------------------------------------------------------------


[EXAMPLE SHOWING HOW TO FILL OUT VARIABLE ANNUITY APPLICATION FORM (PAGE TWO)]

American Legacy II(R)
Request for 1035 Exchange (Nonqualified)
================================================================================
Instructions: A. Please type or print.
              B. Owner's and any joint owner's signatures are required on this form.
              C. The following items must be mailed to Lincoln Life to process a
                 1035 exchange:
                  1. This form, "Request for 1035 Exchange (Nonqualified)"
                  2. Old policy/contract, to be exchanged (if lost, please
                     indicate in section 2 below)
                  3. State replacement form (if required by the state)
                  4. American Legacy Variable Annuity Application
================================================================================
1  Surrendering Company Information

   ____________________________________________ [_][_][_] [_][_][_]-[_][_][_][_]
   Surrendering insurance company               Telephone number

   ________________________________ ____________________________________________
   Address                          City                  State        ZIP
================================================================================
2  Policy/Contract Information

   ____________________________________________
   Policy/contract number

   Transfer the proceeds:   [_] Immediately   [_] When indicated (date must be
                                                 within 30 days):
                                                 [_][_] [_][_] [_][_]
                                                 Month   Day   Year

   The policy/contract is:
   [_] Enclosed

   [_] Lost or destroyed (I certify that the policy/contract is lost or destroyed. In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

   __________________________      [_][_][_]-[_][_]-[_][_][_][_] _____________
   Owner name                      Social Security Number        Tax ID number

   __________________________      [_][_][_]-[_][_]-[_][_][_][_] _____________
   Joint owner name                Social Security Number        Tax ID number

   __________________________      [_][_][_]-[_][_]-[_][_][_][_] _____________
   Annuitant name(s)               Social Security Number        Tax ID number
================================================================================
3  Accepting Company Information

   Lincoln Life
   ____________________________________________ [8][0][0] [4][4][3]-[8][1][3][7]
   Accepting insurance company                  Telephone number

   P.O. Box 2348                     Fort Wayne           IN         46801-2348
   ________________________________ ____________________________________________
   Address                          City                  State        ZIP
================================================================================
4  Signatures

   I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue Code. I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s), Annuitant(s), and Owner(s) as the above-listed policy/contract.

   I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

   I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the Accepting Insurance Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

   Signed at ___________________________this__________day of ____________19_____
                      City

   ____________________________________  _______________________________________
   Owner signature                       Joint owner or spousal (if community
                                         property) signature

   ____________________________________  _______________________________________
   Insured signature (life only)         Irrevocable beneficiary signature
================================================================================
5  Acceptance of Assignment
   The Accepting Insurance Company, as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.

   ____________________________________  _______________________________________
   Authorized signature                  Title

   Date [_][_] [_][_] [_][_]
        Month   Day   Year

   _____________________________________________________________________________
   New policy/contract number
================================================================================
Send completed application and this form to your investment dealer's home office or to:

                                       By Express Mail:
   Lincoln Life                        Lincoln Life
   P.O. Box 2348                       Attention: American Legacy Operations
   Fort Wayne, IN 46801-2348           1300 South Clinton Street
                                       Fort Wayne, IN 46802